                                                                   EXHIBIT 10.13

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (this "Agreement") is made and entered into as of October 18, 1995, by and between KMS Holding Corporation, a Delaware corporation (the "Company"), and AP KMS Partners, L.P., a Delaware limited partnership ("Apollo").

     This Agreement is made pursuant to the Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), among The Koll Holding Company, a California corporation ("KHC"), The Koll Company, a California corporation ("TKC"), and Apollo. In order to induce Apollo to enter into the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. This Agreement shall be effective as of the Closing (as defined in the Stock Purchase Agreement).

The parties hereby agree as follows:

     1.  Definitions
         -----------

     Capitalized terms used herein without definition shall have their respective meanings set forth in the Stock Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Advice:  See the last paragraph of Section 5 hereof.
     ------

     Common Stock:  The common stock, par value $.01 per share, of the Company.
     ------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations of the SEC promulgated thereunder.

     FS:  Collectively, FS Equity Partners II, L.P. and FS Equity Partners
     --
International, L.P.

     Incidental Registration:  See Section 4(a) hereof.
     -----------------------

     Other Securities:  See Section 4(a) hereof.
     ----------------

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint-stock company, trust, unincorporated organization or other entity.

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     Prospectus:  The prospectus included in any Registration Statement
     ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) in the form contained in such Registration Statement at the time it became effective, except that if the final prospectus for use in connection with an offering of Restricted Securities differs from the form of prospectus included as part of the Registration Statement at the time it was declared effective, then such final prospectus, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Restricted Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Registration Expenses:  See Section 6 hereof.
     ---------------------

     Registration Statement:  Any registration statement of the Company which
     ----------------------
covers any of the Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, any amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Restricted Securities:  Any and all shares of Common Stock acquired by
     ---------------------
Apollo or its Affiliates. As to any proposed offer or sale of Restricted Securities, such securities shall cease to be Restricted Securities with respect to such offer and sale when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement or (ii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations promulgated by the SEC thereunder.

     Selling Investor:  Any holder of Restricted Securities who has requested
     ----------------
registration pursuant to Section 4.

     Special Counsel:  Such law firm, if any, as may be designated by Apollo.
     ---------------

     Stockholders Agreement:  The Amended and Restated Stockholders Agreement
     ----------------------
dated the date hereof among the Company, FS, KHC and Apollo.

     2.  Securities Subject to this Agreement
         ------------------------------------

     Restricted Securities.  The securities entitled to the benefits of this
     ---------------------
Agreement are the Restricted Securities.

     3.  Demand Registration
         -------------------

     (a) After (i) the consummation of an Initial Public Offering (as defined in the Stockholders Agreement), (ii) the rejection by KHC and FS of an offer to purchase an Apollo Offered Asset (as defined in the Stockholders Agreement) pursuant to the Stockholders Agreement and (iii) Apollo has attempted in good faith for a reasonable period of time to sell the Apollo Offered Asset at the Apollo Target Price (as defined in the Stockholders Agreement), then upon the written request of Apollo, the Company shall be obligated, on no more than one occasion, to effect the registration under the Securities Act of the Restricted Securities, all in accordance with the following provisions of this Agreement; provided, however, that the obligation of the Company to effect such
- --------  -------
registration shall not be deemed to have been satisfied until the Registration Statement with respect thereto has become effective under the Securities Act and it has remained effective as long as required to allow Apollo to effect the disposition of the Restricted Securities registered (but in no event longer than nine months from the effective date of the Registration Statement) and only so long as no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of any of the Restricted Securities for sale in any jurisdiction in which the Company shall be required pursuant to
Section 5(i) to register or qualify such Restricted Securities shall not have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC or any state agency.

     (b) Whenever the Company shall be requested pursuant to Section 3(a) to effect the registration of Restricted Securities under the Securities Act, the Company shall, as provided in Section 5, effect the registration under the Securities Act of the Restricted Securities which the Company has been requested to register pursuant to Section 3(a) and shall take all actions necessary to permit the disposition by Apollo and its Affiliates of the Restricted Securities so registered.

     (c) If Apollo advises the Company that it intends to publicly offer or distribute Restricted Securities to be covered by the Registration Statement pursuant to a firm commitment underwriting with an investment banking firm or firms selected by Apollo and approved by the Company, such approval not to be unreasonably withheld, the Company shall enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 7. The holders of Restricted Securities on whose behalf Restricted Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Restricted Securities.

     (d) Without the written consent of Apollo, neither the Company nor any holder of securities of the Company (other than a holder of Restricted Securities) shall have the right to participate in any registration requested under Section 3(a).

     4.  Incidental Registration.
         -----------------------

     (a) If the Company proposes to register any securities of the Company ("Other Securities") under the Securities Act (other than its initial public offering and registrations on Forms S-8 or S-4), whether or not pursuant to a demand by FS, KHC or otherwise, and whether or not for sale for the Company's own account, the Company shall, each such time, subject to the provisions of this Section 4, give prompt written notice at least 30 days prior to the anticipated filing date of the registration statement relating to such registration to the holders of Restricted Securities, and shall offer all holders of Restricted Securities the opportunity to include in such registration statement such number of Restricted Securities as each such holder of Restricted Securities may request (an "Incidental Registration"). Upon the written request of any such holder of Restricted Securities made within 15 days after the receipt of notice from the Company (which request shall specify the number or aggregate amount of Restricted Securities intended to be disposed of by such holder of Restricted Securities), the Company shall, subject to the next sentence, use its reasonable best efforts to effect the registration under the Securities Act of all Restricted Securities which the Company has been so requested to register. The Company will not be required to effect any registration pursuant to this Section 4 if such registration involves an underwritten public offering of securities of the Company (other than an underwritten public offering of Restricted Securities pursuant to a registration effected in accordance with Section 3) and the managing underwriter(s) advises the Company in writing (with a copy to Apollo) that, in such firm's opinion, the inclusion of the Restricted Securities requested to be included in such registration would, in the good faith judgment of such managing underwriter(s) materially and adversely affect the Company's offering of Other Securities; provided, however, that if an offering of some but not all of the Restricted Securities requested to be registered by the Selling Investors would not materially adversely affect the Company's offering of Other Securities, the Company shall register the Maximum Excess Amount (as defined below), and such Maximum Excess Amount shall be allocated pro rata among all Selling Investors and other holders of securities which have the right to and which have requested to include such securities in such offering based upon the number of shares for which registration was requested by each.

     For purposes of this Section 4, the "Maximum Excess Amount" shall mean the largest number of Restricted Securities and other securities which the holders thereof have the right to include and have requested to include in such offering (if any), that in the opinion of the managing underwriter selected by the Company, by FS pursuant to a demand by FS or by KHC pursuant to a demand by KHC, could be offered to the public without adversely affecting the offering and sale of Other Securities as then contemplated by the Company, FS or KHC.

     Notwithstanding any provision contained herein, in the event of a demand registration by FS or KHC, as the case may be, pursuant to which the managing underwriter(s) advise FS or KHC, as the case may be, in writing (with a notice to Apollo) that in the good faith judgment of the such underwriter(s) the inclusion of the Restricted Securities would materially and adversely affect the ability of FS or KHC, as the case may be, to proceed with its requested offering, the Restricted Securities shall be excluded from such offering to the extent determined by the such underwriter(s) prior to the exclusion of any securities requested by FS or KHC, as the case may be.

          (b) If, at any time after giving written notice of its intention to register any securities of the Company pursuant to this Section 4 hereof and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all such Selling Investors, and, thereupon, shall be relieved of its obligation to register any securities in connection with such proposed registration.

          (c) No registration effected under this Section 4 shall relieve the Company of its obligations to effect a registration to the extent required by
Section 3 hereof.

          (d) The Company shall pay all Registration Expenses in connection with each registration of Restricted Securities requested pursuant to this
Section 4.

          (e) Any Selling Investor may elect in writing prior to the effective date of the Registration Statement filed with the SEC pursuant to an Incidental Registration to withdraw all or any portion of its Restricted Securities from such registration in the following circumstances:

               (i) after the date which is sixty days following the date such Registration Statement is initially filed with the SEC; or

               (ii) if in the judgment of the managing underwriter for the offering to which such Registration Statement relates, such withdrawal would not materially and adversely affect such offering.

          (f) If, in connection with an underwritten initial public offering of the Company's Common Stock, the managing underwriter(s) requests that all holders of Restricted

Securities refrain from selling or transferring any of their respective Restricted Securities during a reasonable period of time after such initial public offering, then all holders of Restricted Securities shall comply with such request.

          5.  Registration Procedures
              -----------------------

          In connection with the registration obligations of the Company pursuant to and in accordance with the provisions of Sections 3 and 4 of this Agreement, the Company shall effect such registration to permit the sale of such Restricted Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as is reasonably possible:

          (a) prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Restricted Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however,
                                                          --------  -------
that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated or deemed to be incorporated therein by reference, the Company shall furnish to Special Counsel and to the holders of the Restricted Securities and the Selling Investors (as applicable), copies of all such documents proposed to be filed (excluding exhibits unless otherwise requested), which documents will be subject to the review of Special Counsel and the holders of the Restricted Securities and the Selling Investors (as applicable), and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of the Restricted Securities and the Selling Investors (as applicable) shall reasonably object on a timely basis; provided, however, that the Company shall be entitled
                          --------  -------
in all events to take such actions which, in the opinion of counsel for the Company, are required to comply with applicable law;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the holders of the Restricted Securities and the Selling Investors (as applicable) set forth in such Registration Statement as so amended or to such Prospectus as so supplemented;

          (c) notify the holders of the Restricted Securities and the Selling Investors (as applicable) and its Special Counsel, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Restricted Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Restricted Securities, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or, in the case of a Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

          (d) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Restricted Securities for sale in any jurisdiction, at the earliest possible moment;

          (e) if requested by the holders of the Restricted Securities and the Selling Investors (as applicable), as promptly as practicable (i) incorporate in a Prospectus supplement or post-effective amendment such information as the holders of the Restricted Securities and the Selling Investors (as applicable) agrees should be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as promptly as is reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement if requested by the holders of the Restricted Securities and the Selling Investors (as applicable); provided, however, that
                                                      --------  -------
the Company shall not be required to take any actions in this Section 5(e) which are not, in the opinion of counsel for the Company, in compliance with applicable law;

          (f) upon request of the holders of the Restricted Securities and the Selling Investors (as applicable), furnish to the holders of the Restricted Securities and the Selling Investors (as applicable), without charge, a copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), at the earliest practicable time under the circumstances before the filing of such documents with the SEC;

          (g) furnish to the holders of the Restricted Securities and the Selling Investors (as applicable) and Special Counsel, without charge, at least one conformed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits, if requested (including those previously furnished or incorporated by reference), at the earliest practicable time under the circumstances after the filing of such documents with the SEC;

          (h) deliver to the holders of the Restricted Securities and the Selling Investors (as applicable) and Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as the holders of the Restricted Securities and the Selling Investors (as applicable) may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by the holders of the Restricted Securities and the Selling Investors (as applicable) in connection with the offering and sale of the Restricted Securities covered by such Prospectus or any amendment or supplement thereto;

          (i) prior to any offering of Restricted Securities, to register or qualify or cooperate with the holders of the Restricted Securities and the Selling Investors (as applicable), the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required
                        --------  -------
to (a) qualify generally to do business in any jurisdiction where it is not then so qualified or (b) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (j) cooperate with the holders of the Restricted Securities and the Selling Investors (as applicable) to facilitate the timely preparation and delivery of certificates representing Restricted Securities after the same have been sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends;

          (k) upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Restricted Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (l) use its best efforts to cause all Restricted Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or the National Market of Nasdaq if the securities so qualify;

          (m) provide a CUSIP number for each of the Restricted Securities not later than the effective date of a Registration Statement; and

          (n) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          The Company may require the holders of the Restricted Securities and the Selling Investors (as applicable) to furnish to the Company such information regarding the distribution of such Restricted Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

          Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(v) or (vi) hereof, the holders of the Restricted Securities and the Selling Investors (as applicable) will forthwith discontinue disposition of such Restricted Securities covered by such Registration Statement or Prospectus until the holders of the Restricted Securities and the Selling Investors (as applicable) have received copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until the holders of the Restricted Securities and the Selling Investors (as applicable) are advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed.

          In connection with the preparation and filing of each registration statement registering Restricted Securities under the Securities Act, the Company will give the holders of Restricted Securities, the Selling Investors and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the holders of Restricted Securities, the Selling Investors and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          6.  Registration Expenses
              ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all registration and filing fees, including fees and expenses incurred in connection with compliance with securities or Blue Sky laws and determination of the eligibility of the Restricted Securities for investment under the laws of such jurisdictions, in each case, as the holders of the Restricted Securities and the Selling Investors (as applicable) may designate, subject to the limitations set forth herein, (ii) printing expenses (including expenses of printing certificates for the Restricted Securities and of printing prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and one Special Counsel for the holders of the Restricted Securities and the Selling Investors (as applicable), and (v) fees and expenses of all other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company whether or not any of the Registration Statements becomes effective. The Company shall, in any event, pay the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Restricted Securities pursuant to Section 5(l) hereof and the fees and expenses of any Person, including special experts, retained by the Company.

          7.  Indemnification
              ---------------

          (a)  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
and hold harmless each holder of the Restricted Securities and each Selling Investor and each Person who controls each holder of the Restricted Securities and each Selling Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities or expenses, joint or several, to which such indemnified party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any failure of the Company to perform its obligations hereunder or under law; and will reimburse, to the extent and subject to the limitations and conditions set forth below, each holder of the Restricted Securities and each Selling Investor and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however,
                                                            --------  -------
that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company in writing by such holders of the Restricted Securities or the Selling Investors expressly for use therein, or
(ii) if the Company has advised such holders of the Restricted Securities or the Selling Investors of an event described in Section 5(c)(v) or (vi) and such loss, claim, damage, liability or expense is caused solely by such holders of the Restricted Securities or the Selling Investors having sold Restricted Securities more than 12 hours after receipt of such notice and prior to receipt of a supplement or amended prospectus pursuant to Section 5(k) or an Advice and the omission or misstatement was caused by such event and corrected in the supplement or amended prospectus; provided further, however, with respect to an
                                  -------- -------  -------
underwritten offering, that the Company shall not be liable in any such case to the extent that any such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) the underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Restricted Securities to the person asserting such loss who purchased such Restricted Securities which are the subject thereof and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission. In addition to its other obligations under this Section 7(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or failure to perform its obligations hereunder, all as described in this Section 7(a), they will reimburse each holder of the Restricted Securities and each Selling Investor and each controlling person of each holder of Restricted Securities and each Selling Investor on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse such person for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the applicable holder of Restricted Securities, Selling Investor or controlling person of such holder of Restricted Securities or Selling Investor shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to a holder of Restricted Securities, a Selling Investor or a controlling person of a holder of a Restricted Security or Selling Investor within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company shall also indemnify underwriters, dealer managers and similar securities industry professionals participating in the distribution and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above, and subject to the same obligation to repay the Company as provided above, with respect to the indemnification of the holders of Restricted Securities. The Company shall in no event be liable for any losses, damages, costs or expenses relating to or arising out of any settlement effected without the Company's written consent (which shall not be unreasonably withheld).

          (b)  Indemnification by Holders of Restricted Securities and Selling
               ---------------------------------------------------------------
Investors.  In connection with any Registration Statement in which a holder of
- ---------
Restricted Securities or a Selling Investor is participating, each such holder of Restricted Securities and Selling Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and severally agrees to indemnify the Company, each of its directors, each of its officers who signed the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), against any losses, claims, damages, liabilities or expenses to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such holder of Restricted Securities or Selling Investor), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company in writing by such holder of Restricted Securities or Selling Investor expressly for use therein; and will severally reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 7(b), each such holder of Restricted Securities and Selling Investor agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 7(b) which relates to information furnished to the Company in writing by such holder of Restricted Securities or Selling Investor expressly for use therein, it will severally reimburse the Company (and, to the extent applicable, each officer, director or controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such holder of Restricted Securities' or Selling Investor's obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person) shall promptly return it to the applicable holder of Restricted Securities or Selling Investors together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company (and, to the extent applicable, each officer, director or controlling person) within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the applicable holder of Restricted Securities or Selling Investors may otherwise have. In no event shall the liability of a holder of Restricted Securities or Selling Investor hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder of Restricted Securities or Selling Investor upon the sale of the Restricted Securities giving rise to such indemnification obligation. The Company (and, to the extent applicable, each officer, director or controlling person) shall be entitled to receive indemnities from underwriters, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

          (c)  Conduct of Indemnification Proceedings. Promptly after receipt by
               --------------------------------------
an indemnified party under this Section 7 of notice of the commencement of any action or proceeding involving a claim referred to in subsections (a) or (b) of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both an
- --------  -------
indemnified party and an indemnifying party and the indemnified party shall have been advised by legal counsel that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel to the indemnified party shall be at the expense of the indemnifying party.

          (d)  Contribution. If the indemnification provided for in this Section
               ------------
7 is required by its terms but is for any reason (other than as provided above) held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under subsections (a) or (b) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of indemnifying party on the one hand and the indemnified party on the other. The relative fault of the holder of the Restricted Security or Selling Investor shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder of the Restricted Security or Selling Investor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section 7 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subsection (d), provided, however, that no additional notice shall be required
                --------  -------
with respect to any action for which notice has been given under subsection (c) for purposes of indemnification. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. Notwithstanding the provisions of this subsection (d), no holder of a Restricted Security or Selling Investor shall be required to contribute any amount in excess of the amount by which the total price at which the Restricted Securities sold by such holder of a Restricted Security or Selling Investor and distributed to the public were offered to the public exceeds the amount of any damages which such holder of a Restricted Security or Selling Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          8.    Qualification for Rule 144 Sales.  The Company will take all
                --------------------------------
actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) promulgated under the Securities Act so as to enable any holder of Restricted Securities to sell such securities without registration under the Securities Act and, upon the written request of any such holder, the Company will deliver to such holder a written statement as to whether it has complied with such filing requirements.

          9.    Miscellaneous
                -------------

          (a)  Remedies.  In the event of a breach by the Company of any of its
               --------
obligations under this Agreement, any holder of Restricted Securities (including, without limitation, Apollo and its Affiliates) in addition to being entitled to exercise all rights granted by law, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)  Actions Affecting Restricted Securities. The Company agrees to
               ---------------------------------------
act in good faith with respect to its obligations hereunder and the Company shall not take any action, or fail to take such action which has the primary effect of materially adversely affecting the rights of holders of Restricted Securities hereunder.

          (c)  Amendments.  Any amendment of this Agreement or waiver of
               ----------
compliance with any provisions hereof shall be in writing and shall require the written approval of the party to be charged. Any such amendment or waiver so approved in writing shall be binding upon all of the parties hereto and their respective permitted successors and permitted assigns.

          (d)  Notices. All notices, requests and other communications hereunder
               -------
shall be in writing and, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery, and, if by facsimile transmission, shall be deemed to have been validly served, given or delivered upon transmission and acknowledgement of receipt thereof, in each case addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice):

    If to Company:       KMS Holding Corporation
                         c/o Freeman Spogli & Co. Incorporated
                         11100 Santa Monica Boulevard
                         Suite 1900
                         Los Angeles, California 90025
                         Facsimile:  (310) 444-1870
                         Attention:  William M. Wardlaw

    If to Apollo or      AP KMS Partners, L.P.
    its Affiliates:      c/o Apollo Real Estate Advisors, L.P.
                         1301 Avenue of the Americas
                         New York, New York  10019
                         Facsimile:  (212) 261-4060
                         Attention:  W. Edward Scheetz and Ricardo Koenigsberger

    If to Other Holders   The address set forth in the notice to the
    of Restricted         Company provided for in subsection (e) of
    Securities:           this Section 9


          (e)  No Assignment.  This Agreement shall be binding upon and inure to
               -------------
the benefit of the parties and their respective permitted successors and permitted assigns. This Agreement shall be assignable to any Affiliate or to any transferee of Restricted Securities provided that Apollo (or any subsequent trustee of such Restricted Securities) notifies the Company in writing of the name and address of such transferee and the Restricted Securities so transferred, and such notice is accompanied by a signature page to this Agreement pursuant to which such transferee agrees to be bound by the terms and conditions hereof; provided, however, Apollo shall have the right to assign its rights under Section 3 hereof only to an Affiliate or a transferee more than 50% of its Initial Shares (as defined in the Stockholders Agreement). Affiliates of Apollo together with any and all subsequent holders of the Restricted Securities shall be deemed third party beneficiaries under this Agreement.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          (g)  Headings.  Introductory headings at the beginning of each Section
               --------
and paragraph of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of this Agreement.

          (h)  Governing Law. This Agreement shall be governed by, and construed
               -------------
and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles thereof.

          (i)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          (j)  Disputes.  In the event of any dispute among the parties arising
               --------
out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable expenses of the prevailing party, including, without limitation, reasonable attorneys' fees and expenses.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


                                       "COMPANY"

                                       KMS HOLDING CORPORATION


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


                                       "APOLLO"

                                       AP KMS PARTNERS, L.P.

                                       By:  AP GP KMS, L.P.,
                                            its general partner

                                            By:  AP KMS Acquisition Corporation,
                                                 its general partner



                                            By:
                                                --------------------------------
                                                Name:
                                                Title: